JPMorgan Annual
High Yield Conference
February 2, 2005

Continental Airlines

Please note that the discussion today contains forward-looking statements that are not limited to historical facts, but reflect the company's current beliefs, expectations or intentions regarding future events. Actual results could differ materially from those described in the forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in the company's Form 10-K and other securities filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation.

Unless otherwise noted, all statistics are for mainline operations, excluding regional jets.

In this presentation we discuss non-GAAP financial measures such as Cost Per Available Seat Mile excluding special charges. Comparable GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures will be presented at the end of this presentation.

Intense Challenges Facing the Industry

- Increased competition, excess supply, weak revenue environment
- High fuel prices
- Burdensome taxes, fees and security costs

LCCs Expanded Growth


Domestic Market Share
% of Domestic ASMs
100%
90%
80%
70%
60%
50%
16%
5%
79%
17%
5%
78%
20%
6%
74%
22%
8%
70%
24%
8%
68%
26%
10%
64%
2000
2001
2002
2003
2004
2005E
Network Majors
Regionals
LCCs

Network major airlines include: ALK, AMR, CAL, DAL, NWAC, UAIR, UAL; LCCs include: AAI, ATA, AWA, FLYI, FRNT, JBLU, LUV
Regionals include AMR Eagle, ASA, ACA, COMAIR, Continental Express, Mesa, Mesaba, Pinnacle, SkyWest & US Express
ASM data derived from information disclosed in SEC filings, news releases, and earnings calls

Domestic Revenue Environment



Revenue per ASM
RASM (cents)
11
9
7
9.16
8.78
9.16
9.09
2001
2002
2003
2004

Yield & Load Factor



Yield (cents)
13
12
11
10
Load Factor %
78%
76%
74%
72%
70%
Load Factor
Yield

RASM and Yield length of haul adjusted to CAL's 2004 domestic LOH 1,187

2005 Fuel Price Outlook



$55
$51
$47
$43
$39
$35
$31
$27
$23
WTI $ per Barrel
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2005 Estimate
2004 Actual
2004 Budget

Based on 2005E consolidated fuel gallon consumption; fuel cost per gallon estimates exclude related taxes on fuel.
2005 WTI $ per barrel estimate based on WTI forward strip as of 1/31/2005.

Record High Fuel Prices Significantly Impact Pre-Tax Profit

2005 Consolidated Fuel Volume at Historical Fuel Prices


(Billions)
$0.8
$1.2
$1.4
$1.9
$2.1
$2.0
$1.5
$1.0
$0.5
$0.0

Average Fuel Price per Gallon (cents)	46.83	69.97	87.18	114.84	126.70
Year	1998	2002	2003	2004	2005E

2005E consolidated fuel gallon consumption at respective annual average fuel price per gallon, excluding related fuel taxes.

Young Fleet is Fuel Efficient

% Change in Consumption per ASM vs. 1998



0%
(5)%
(10)%
(15)%
(20)%
(25)%
(5.8)%
(10.5)%
(15.2)%
(18.7)%
(19.4)%
(20.9)%
(22.8)%
1999
2000
2001
2002
2003
2004
2005E

Continental's Relative Performance Remains Strong

Pre-Tax Profit/(Loss) per Mainline Available Seat Mile



Fourth Quarter 2004
Industry
(1.30)
1.0
0.0
(1.0)
(2.0)
(3.0)
(Cents)
0.44
(0.83)
(1.10)
(1.52)
(1.53)
(1.65)
(2.36)
LUV
CAL
AMR
NWAC
UAL
US
DAL



Full Year 2004
Industry
(0.72)
1.0
0.5
0.0
(0.5)
(1.0)
(1.5)
(Cents)
0.69
(0.36)
(0.51)
(0.75)
(0.83)
(1.06)
(1.75)
LUV
CAL
AMR
NWAC
UAL
US
DAL

Pre-Tax/(Loss) reflects consolidated company data, excluding certain special items

Best System RASM

Fourth Quarter 2004
(Length of Haul Adjusted)



Revenue per ASM (cents)
9
8
7
6
5
8.57
8.42
8.07
7.97
6.78
6.62
5.08
Industry
7.35
CAL
UAL
AMR
NWAC
DAL
US
LUV

Length of haul adjusted to CAL's 4Q04 system LOH of 1554
RASM data derived from information disclosed in SEC filings

Consistently Delivering Superb Operating Results


High On-Time Performance
% Arrivals within 14 minutes
80%
60%
40%
20%
0%
82.2%
83.5%
82.0%
78.9%
2001
2002
2003
2004


Low Cancellation Rate
Cancellation Rates
4%
3%
2%
1%
0%
1.3%
0.4%
0.8%
0.6%
2001
2002
2003
2004

Industry data per D.O.T. Air Traffic Consumer Report definition; 2001 On-Time Arrivals is a non-weighted average and excludes data for Sept. 11-30, 2001; 2001 Completion Factor excludes Sept. 2001 capacity reduction cancellations.

Focus on International Flying

Being Globally Well-Balanced Mitigates a Weak Domestic Environment



100%
90%
80%
70%
60%
50%
% Capacity
Continental
American
Delta
Northwest
United
US Airways
US Domestic
Atlantic
Latin
Pacific

Source: Company Reports

Uniquely Positioned to Grow International Network at New York/Liberty International



Tokyo
Hong Kong
Newark Liberty
Belfast
Edinburgh
Dublin
Shannon
Manchester
Birmingham
Bristol
London
Hamburg
Amsterdam
Brussels
Berlin
Paris
Frankfurt
Oslo
Zurich
Geneva
Milan
Rome
Lisbon
Madrid
Tel Aviv
Bermuda
Freeport
Punta Cana
Los Cabos
Puerto Vallarta
Mexico City
Acapulco
Guatemala City
San Salvador
Cancun
Cozumel
Belize City
San Pedro Sula
San Jose
Panama City
Barbados
Port of Spain
Bogota
Quito
Guayaquil
Lima
Sao Paulo
Rio de Janeiro
Seasonal Service
2005 Start Date, Pending Governmental Approval
Data excludes Canadian Destinations & Lagos, Nigeria

2005 Focus on International Growth

Full Year 2005E



Year-Over-Year % Change
20%
15%
10%
5%
0%
0.0%
1.0%
11.0%
19.5%
5.0%
12.0%
5.5%
Domestic
Latin
Pacific
Trans-Atlantic
Mainline
Regional
Consolidated

Increasing our Global Network

Official Member of SkyTeam

-giving customers a broad choice of 658 global destinations in more than 130 countries

Maintaining our Consistent Quality

Continental won top honors at the 2004 OAG Airline of the Year Awards including:

- Airline of the Year
- Best Airline Based in North America
- Best Executive/Business Class

Management Transition
(as of January 2005)

Name	Title	Years at Continental
Larry Kellner	Chairman & CEO	9 years
Jeff Smisek	President	9 years
Jim Compton	EVP, Marketing	9 years
Jeff Misner	EVP & CFO	9 years
Mark Moran	EVP, Operations	10 years
William Brunger	SVP, Network	18 years
Rebecca Cox	SVP, Government Affairs	15 years
Mark Erwin	SVP, Asia/Pacific and Corp. Development	28 years
David Hilfman	SVP, Sales	17 years
Gerry Laderman	SVP, Finance & Treasurer	16 years
Dante Marzette	SVP, Technical Operations and Purchasing	10 years
Deborah McCoy	SVP, Flight Operations	25 years
William Meehan	SVP, Airport Services	20 years
Holden Shannon	SVP, Global Real Estate and Security	9 years
Jennifer Vogel	SVP, General Counsel, Corp. Compliance Officer and Secretary	9 years
Ned Walker	SVP, Worldwide Corp. Communications	17 years

Continued Focus on Cost Containment


Cost per Available Seat Mile Holding Fuel Rate Constant
Year-Over-Year % Change
1%
0%
(1)%
(2)%
(3)%
(4)%
(5)%
(0.2)%
(2.5)%
(0.5)%
(4.2)%
2001
2002
2003
2004

First Quarter 2005 CASM holding fuel rate constant estimated to be down approximately 1% yoy

Data excludes special items

Substantial Progress on Cost Savings Initiatives



Revenue Generating/Cost Saving Initiatives
Pre-Tax Net Benefit ($Millions)
$1,600
$1,200
$800
$400
$0
$400
2003
Run Rate
$500
2004 Run
Rate
$400
2003
Run Rate
$400 Target
$110 Target
$500
2004
Run Rate
$400
2003
Run Rate
2003
2004
2005E
$400M Initiative
$500M Initiative
$200M Initiative
$500M Annual Payroll & Benefit
Reductions

Consolidated company data reflected for 2003

Successful Rate Renegotiation with ExpressJet

Strong Partnership Continues

ExpressJet.

- **Prevailing margin remains at 10%**
  - **Completion factor incentives may drive margin above 10%**
  - **ExpressJet will not be penalized for a controllable completion factor above 99.5%**
- **Scheduled block hour rates approximately 2% lower than estimated 2004 cost**

Definitive documents pending execution

Long Term Infrastructure Projects Financed

- 247 New Boeing Aircraft (1997-2004), $10.1 Billion at effective interest rate of approximately 6.2%
- Newark Liberty Global Gateway, $978 Million at 6.60%
- Houston Terminals B/C/E, $559 Million at 6.63%
- Cleveland Terminal D, $75 Million at 5.59%

Cash Capital Expenditures


$Millions
$700
$600
$500
$400
$300
$200
$100
$0
$663
$593
$393
$337
$153
$115
$53
$170
2001
2002
2003
2004
2005E
ExpressJet
Continental

Cash Capex includes fleet net of purchase deposits, non-fleet items, rotable parts and capitalized interest

Liquidity Remains Strong

Year-End Unrestricted Cash and Short-Term Investments



$Billions
$1.6
$1.2
$0.8
$0.4
$0.0
$0.99
$1.01
$1.39
$1.58
$1.39
$1.10
$1.28
$1.43
$1.46
1996
1997
1998
1999
2000
2001
2002
2003
2004

Data includes cash and short-term investments, excludes restricted cash

Non-GAAP to GAAP Reconciliations

Non-GAAP to GAAP Reconciliation

Fourth Quarter 2004 Consolidated Income / (Loss) before Income Taxes and Minority Interest (Pre-Tax Profit/(Loss)) per Available Seat Mile (ASM):

($Millions)	LUV	CAL	AMR	NWAC	UAL	UAIR	DAL	Industry
Pre-Tax Profit/(Loss):								
GAAP	$ 89	$ (206)	$ (387)	$ (411)	$ (442)	$ (238)	$ (2,319)	$ (3,903)
Special Items Excluded	-	32	(86)	61	(111)	24	1,540	1,460
Non-GAAP	$ 89	$ (174)	$ (473)	$ (350)	$ (553)	$ (214)	$ (779)	$ (2,443)
ASMs - Mainline (Millions)	20,220	20,878	42,908	22,989	35,081	13,000	32,714	187,748
Pre-Tax Profit/(Loss) per ASM:								
GAAP (cents)	0.44	(0.99)	(0.90)	(1.79)	(1.29)	(1.83)	(7.09)	(2.07)
Non-GAAP (cents)*	0.44	(0.83)	(1.10)	(1.52)	(1.59)	(1.65)	(2.38)	(1.30)

*These financial measures provide management and investors the ability to measure and monitor the industry's performance on a consistent basis.

Non-GAAP to GAAP Reconciliation

Full Year 2004 Consolidated Income / (Loss) before Income Taxes and Minority Interest (Pre-Tax Profit/(Loss)) per Available Seat Mile (ASM):

($Millions)		LUV	CAL	AMR	NWAC	UAL	UAIR	DAL	Industry
Pre-Tax Profit/(Loss):									
GAAP	$	490	$ (440)	$ (761)	$ (847)	$ (1,033)	$ (620)	$ (3,992)	$ (7,203)
Special Items Excluded		41	139	(135)	165	(176)	56	1,711	1,801
Non-GAAP	$	531	$ (301)	$ (896)	$ (682)	$ (1,209)	$ (564)	$ (2,281)	$ (5,402)
ASMs - Mainline (Millions)		76,861	84,672	174,015	91,973	145,361	52,220	129,974	755,431
Pre-Tax Profit/(Loss) per ASM:									
GAAP (cents)		0.64	(0.52)	(0.44)	(0.92)	(0.71)	(1.18)	(3.07)	(0.95)
Non-GAAP (cents)*		0.69	(0.36)	(0.51)	(0.75)	(0.83)	(1.08)	(1.75)	(0.72)

*These financial measures provide management and investors the ability to measure and monitor the industry's performance on a consistent basis.

Non-GAAP to GAAP Reconciliation

Fourth Quarter Length of Haul Adjusted Revenue per Available Seat Mile (RASM):

*RASM formula: Yield * Load Factor*

*Length of Haul (LOH) formula: (Revenue Passenger Miles (RPMs) / Enplanements) * 1000.*

*LOH Adjusted RASM formula: RASM * (Carrier's LOH / CAL's LOH) ^0.5*

	Yield (cents)	Load Factor%	RASM (cents)	RPMs (Millions)	Enplanements (Thousands)	LOH	LOH Adjusted RASM*
CAL	11.00	77.9%	8.57	16,268	10,470	1,554	8.57
UAL	10.65	77.2%	8.23	27,853	17,106	1,628	8.42
AMR	11.32	74.3%	8.41	31,893	22,310	1,430	8.07
NWAC	11.01	78.7%	8.67	18,087	13,775	1,313	7.97
DAL	10.74	74.3%	7.98	24,314	21,678	1,122	6.78
UAIR	11.90	73.2%	8.71	9,511	10,571	900	6.62
LUV	12.08	65.0%	7.85	13,136	20,146	652	5.08
Industry	11.12	74.7%	8.31	141,062	116,056	1,215	7.35

Source: Company reports

*These financial measures provide management and investors the ability to measure and monitor the industry's performance on a comparable basis.

Non-GAAP to GAAP Reconciliation

CASM Holding Fuel Rate Constant to the Prior Year ("CASM HFRC") – Mainline Jet

Operating Cost per ASM, excluding special items and adjusting average fuel price per gallon for the period to equal the average fuel price per gallon for the corresponding period in the prior year. Note: All amounts are for the mainline jet segment.

($Millions)	2001	2002	2003	2004
Operating Expenses - GAAP	$7,792	$7,640	$7,334	$8,170
Adjustment for Fuel Rate	74	99	(216)	(368)
Operating Expenses HFRC - Non-GAAP	$7,866	$7,739	$7,118	$7,802
Special Items Excluded	301	(251)	73	(139)
Operating Expenses HFRC Excluding Special Items - Non-GAAP	$8,167	$7,488	$7,191	$7,663
Available Seat Miles (millions)	84,485	80,122	78,385	84,672
CASM HFRC (cents) - Non-GAAP	9.31	9.65	9.08	9.21
CASM HFRC Excluding Special Items (cents) - Non-GAAP*	9.67	9.34	9.17	9.05
Corresponding Prior Year Period				
CASM Excluding Special Items (cents) - Non-GAAP*	9.68	9.58	9.22	9.45
Year-over-Year % Change	(0.2%)	(2.5%)	(0.5%)	(4.2%)

*These financial measures provide management and investors the ability to measure and monitor Continental's performance on a consistent basis.

Continental Airlines

Focusing on Our Core Strategic Strengths

- Dedicated, productive workforce and employee relations that are the envy of the industry
- Modern facilities in strategically located hubs
- Young, fuel-efficient fleet offers permanent fuel savings (23% fuel burn savings over 1998 = approx. $510M)
- Most consistent, reliable product in the U.S.
- RASM premium (since 1998)
- Sky Team membership completes strong global network and ensures long-term access to worldwide markets
- Continental is committed to achieving a CASM that is competitive with the industry


Continental